EXHIBIT 10.3.4



FOURTH AMENDMENT TO LOAN AGREEMENT

This Fourth Amendment to Loan Agreement, dated as of March 17, 2004 ("Amendment"), amends the Loan Agreement dated June 16, 2000, as amended by a First Amendment dated as of May 28, 2002, a Second Amendment dated on or about April 14, 2003 and a Third Amendment dated on or about October 13, 2003 (collectively, "Agreement"), between Bank One, NA, successor to American National Bank and Trust Company of Chicago ("Bank"), Boss Holdings, Inc. and Boss Manufacturing Company (collectively, "Borrowers").

The parties agree that the Agreement shall be amended as follows:

1. The definition of "Borrowing Base" set forth in Section 1.1 of the Agreement shall be deleted in its entirety and the following definition shall be substituted in its place:

     "Borrowing Base" means, as of any time the same is to be determined, 80% of Eligible Receivables and 40% of Eligible Inventory provided, however, that
     (i) advances relying upon Eligible Inventory shall not exceed a maximum of $2,000,000; (ii) advances relying upon Eligible Receivables and Eligible Inventory included in the Borrowing Base from Boss Balloon Company shall not exceed $1,000,000 and (iii) advances relying upon the Eligible Inventory and Eligible Receivables included in the Borrowing Base from Boss Manufacturing Holdings, Inc. shall not exceed $1,500,000.

2. The definition of "Eligible Inventory" set forth in Section 1.1 of the Agreement shall be amended to include Inventory of Boss Pet Products, Inc., as set forth therein.

3. The definition of "Eligible Receivables" set forth in Section 1.1 of the Agreement shall be amended to include Receivables of Boss Pet Products, Inc., as set forth therein.

4. The definition of "Guaranty" shall be amended to include the Guaranty of Boss Pet Products, Inc. to Bank dated March 17, 2004.

5. The definition of "Revolving Credit Commitment" set forth in Section 1.1 of the Agreement shall be deleted in its entirety and the following definition shall be substituted in its place:

     "Revolving Credit Commitment" means the revolving credit facility in an amount not to exceed $5,000,000.

6.   The definition of "Revolving Credit  Termination Date" set forth in Section
     1.1 of the Agreement shall be deleted in its entirety and the following definition shall be substituted in its place:

     "Revolving Credit Termination Date" means May 30, 2006, as such date may be amended upon the written consent of all of the parties hereto.

7. Section 7.4 of the Agreement shall be deleted in its entirety and the following Section 7.4 shall be substituted in its place:

     7.4 Financial Covenants. At all times prior to the earlier of the Revolving Credit Termination Date and the Early Termination Date and thereafter for so long as any amount is due and owing to this Bank hereunder, Borrowers hereby covenant to meet the requirements of the following financial covenants.

          (a) The Debt Service Coverage Ratio of Parent on a consolidated basis (measured quarterly commencing the end of December 30, 2000 and measured each quarter thereafter on a rolling four-quarter basis) shall be not less than 1.20:1.

          (b)  Intentionally omitted (Current Ratio deleted).

          (c) Tangible Net Worth shall not be less than $18,000,000 plus 25% of the Parent's Net Income on a consolidated basis for the year ended December 31, 2003 and each fiscal year of Borrower thereafter.

          (d)  Intentionally omitted (Debt to Tangible Net Worth Ratio deleted).

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8.   Section 7.6 of the Agreement (clean down  requirement)  shall be deleted in its entirety.

9. Schedule 1.1 of the Agreement shall be amended by adding thereto the following:

                              Ginarra Partners, LLC
                              Second Southern Corp.

10. Except as specifically amended herein the Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Agreement itself, or any communication issued or made pursuant to or with respect to the Agreement, any reference to the Agreement being sufficient to refer to the Agreement as amended hereby. All terms used herein which are defined in the Agreement shall have the same meaning herein as in the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.


BANK ONE, NA                                       BOSS HOLDINGS, INC.

By: /s/ James M. Corkery                       By: /s/ J. Bruce Lancaster
   ---------------------------------               -----------------------
   Its: First Vice President                       Its: Executive Vice President

                                                   BOSS MANUFACTURING COMPANY


                                              By: /s/ J. Bruce Lancaster
                                                  ------------------------------
                                                  Its:  Executive Vice President


The undersigned Guarantors of the obligations of Borrowers under the Agreement consent to this Amendment, acknowledge and agree that the Guaranty Agreement between them and Bank dated as of June 16, 2000 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. Guarantors further agree that the term "Guaranteed Obligations" as used in the above-described Guaranty Agreement shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

BOSS MANUFACTURING HOLDINGS, INC.           BOSS BALLOON COMPANY


By: /s/ J. Bruce Lancaster                         By: /s/ J. Bruce Lancaster
   ------------------------------                     -----------------------
   Its:  President                                    Its:  President

Date:  March 17, 2004                              Date:  March 17, 2004
       --------------                                     --------------

The undersigned Guarantor of the obligations of Borrowers under the Agreement consent to this Amendment, acknowledge and agree that the Guaranty between it and Bank dated as of March 17, 2004 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. The undersigned Guarantor further agrees that the term "Obligations" as used in the above-described Guaranty shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

                                                         BOSS PET PRODUCTS, INC.

                                                    By:  /s/ J. Bruce Lancaster
                                                         -----------------------
                                                         Its:  President

                                                    Date:  March 17, 2004
                                                           --------------

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